UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2012

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390
Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of NutraCea was held on June 19, 2012.  At the Annual Meeting, the shareholders voted on the following two proposals and cast their votes as described below.

1.	Election of seven (7) members to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
W. John Short	28,739,257	2,100,017	130,792,715
Baruch Halpern	25,051,898	5,787,376	130,792,715
Henk W. Hoogenkamp	29,160,255	1,679,019	130,792,715
Richard H. Koppes	24,732,706	6,106,568	130,792,715
James C. Lintzenich	19,396,046	11,443,228	130,792,715
Edward L. McMillan	21,161,687	9,677,587	130,792,715
John J. Quinn	24,027,428	6,811,846	130,792,715

2.	Ratify appointment of BDO USA, LLP as NutraCea’s independent registered public accounting firm for the fiscal year 2012:

Votes For	Votes Against	Abstained
159,137,037	2,026,334	468,618

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: June 20, 2012	By:	/s/ J. Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)